                                                                   EXHIBIT 99.02

THE SECURITIES REPRESENTED BY THIS STOCK PURCHASE WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE TRANSFER IS IN ACCORDANCE WITH RULE 144 OR SIMILAR RULE OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

                             STOCK PURCHASE WARRANT
                      To Purchase Shares of Common Stock of
                               Kana Software, Inc.

THIS CERTIFIES that, for value received, ______________ (the "Investor")
                                                             ----------
together with its successors and assigns (the Investor and its successors and assigns, individually or collectively, the "Holder"), is entitled, upon the
                                           --------

terms and subject to the conditions hereinafter set forth, at any time on or after the Trigger Date (as defined below) and, subject to the provisions of
Section 12, on or prior to the two-year anniversary of the Trigger Date (the "Termination Date"), but not thereafter, subject to the provisions of
------------------
Section 15.6, to subscribe for and purchase, from Kana Software, Inc., a Delaware corporation, or its successors or assigns (the "Company"), __________
                                                        ---------
shares of common stock, par value $0.001 per share (the "Common Stock"), (as
                                                        --------------
adjusted pursuant to Section 10 hereof, the "Shares") at an exercise price of
                                            --------
$1.00 per Share (as adjusted pursuant to Section 10 hereof, the "Exercise
                                                                ---------
Price"). The "Trigger Date" shall mean the date on which the Share Purchase
------       --------------
Agreement, dated as of November 28, 2001 (the "Share Purchase Agreement"), by
                                               --------------------------
and among the Company, the Investor and __________ (together with the Investor, "TCV") is terminated:
-----

         (a) by TCV pursuant to Section 7.1(a)(iv) of the Share Purchase Agreement; or

         (b)  by either the Company or TCV pursuant to

                 (x) Section 7.1(a)(iii) of the Share Purchase Agreement if prior to the Company Stockholders Meeting (as defined in the Share Purchase Agreement) a Qualifying Event occurred, or

                 (y) Section 7.1(a)(ii) of the Share Purchase Agreement and prior to such termination a Qualifying Event shall have occurred.

         A "Qualifying Event" shall be deemed to have occurred if (i) the Board
           ------------------

of Directors of the Company or any committee thereof shall for any reason have withdrawn or shall have amended or modified in a manner adverse to the TCV its recommendation in favor of the Share Issuance (as defined in the Share Purchase Agreement), (ii) the Company shall have failed to include in the proxy statement sent to stockholders of the Company in connection with the Company Stockholders Meeting the recommendation of the Board of Directors of the Company in favor of the Share Issuance, (iii) a third party makes a public announcement disclosing its intention to pursue an Alternative Transaction and, within 12 months after the date of such announcement, the Company enters into an agreement with respect to, or has consummated, an Alternative

Transaction with such third party or one or more of its affiliates, or (iv) the Company has announced its intention to enter into, or has entered into, an agreement with respect to, or has consummated, an Alternative Transaction. An "Alternative Transaction" means a Sale Transaction (as defined in the Certificate of Designation for the Company's Series A Preferred Stock) or the sale by the Company of securities representing common stock, or securities convertible or exercisable for common stock, of more than 10% of the outstanding Common Stock.

     1. Title to Warrant. This Warrant may not be sold, assigned, transferred or
        ----------------
pledged prior to the occurrence of the Trigger Date. Following the occurrence of the Trigger Date and prior to the expiration hereof, subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company, referred to in Section 2 hereof, by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed, to any affiliate of such Holder.

     2. Exercise of Warrant. Following the occurrence of the Trigger Date, the
        -------------------
purchase rights represented by this Warrant are exercisable by the Holder, in whole or in part, at any time before the close of business on the Termination Date by the surrender of this Warrant and the Notice of Exercise form annexed hereto duly executed at the office of the Company set forth in Section 15.3 hereof (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address set forth in Section 15.3 hereof), and upon payment of the aggregate Exercise Price for the Shares thereby purchased (by cash or by check or bank draft payable to the order of the Company or by cancellation of indebtedness of the Company to the Holder, if any, at the time of exercise in an amount equal to the aggregate Exercise Price of the Shares thereby purchased); whereupon the Holder shall be entitled to receive a certificate for the applicable number of Shares.

     3. Right to Exchange Warrant. Following the occurrence of the Trigger Date,
        -------------------------
the Holder shall have the right to exchange this Warrant, by the surrender of this Warrant and the Notice of Exchange form annexed hereto duly executed at the office of the Company set forth in Section 15.3 hereof (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address set forth in Section 15.3 hereof), in whole but not in part, at any time before the close of business on the Termination Date, into Shares as provided for in this Section 3. Upon exercise of this exchange right, the Holder shall be entitled to receive that number of Shares equal to the quotient obtained by dividing [(A - B)(X)] by (A), where:

                (A) = the Fair Market Value (as defined below) of one (1) Share on the date of exchange of this Warrant.

                (B) =   the Exercise Price for one (1) Share under this Warrant.


                (X) =   the number of Shares subject to this Warrant.

     If the above calculation results in a negative number, then no Shares shall be issued or issuable upon exchange of this Warrant.

     "Fair Market Value" of a Share shall mean:

           (a) if traded on a securities exchange or the Nasdaq National Market or if actively traded over-the-counter, the average of the Daily Volume-Weighted Average Price (as defined in the Share Purchase Agreement) for the 10 consecutive trading days through and including the date this Warrant is surrendered for exchange; and

           (b) in all other cases, the fair value as mutually determined in good faith by the Company and the Holder.

     Upon exchange of this Warrant, the Holder shall be entitled to receive a certificate for the number of Shares determined as aforesaid. The Company and the Investor agree that any exchange of this Warrant for Shares pursuant to the provisions of this Section 3 is being undertaken pursuant to Internal Revenue Code Section 368(a)(1)(E).

     4. Issuance of Stock and New Warrant; No Fractional Shares or Scrip.
        ----------------------------------------------------------------
Certificates for the Shares purchased hereunder or issuable upon exchange hereof and, unless this Warrant has been fully exercised or exchanged, a new Warrant representing the portion of the Shares with respect to which this Warrant shall not then have been exercised or exchanged shall be delivered to the Holder promptly after the date on which this Warrant shall have been exercised or exchanged as aforesaid. The Company covenants that all Shares which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company agrees that the Shares so issued shall be and be deemed to be issued to the Holder as the record owner of such Shares as of the close of business on the date on which this Warrant shall have been exercised or exchanged as aforesaid. No fractional Shares or scrip representing fractional Shares shall be issued upon the exercise or exchange of this Warrant. With respect to any fraction of a Share called for upon the exercise or exchange of this Warrant, an amount equal to such fraction multiplied by the then current price at which each Share may be purchased hereunder shall be paid in cash to the Holder.

     5. Charges, Taxes and Expenses. Issuance of certificates for the Shares
        ---------------------------
upon the exercise or exchange of this Warrant shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise or exchange shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and provided further, that upon any transfer involved in the issuance or delivery of any certificates for the Shares, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

     6. No Rights as Stockholders. This Warrant does not entitle the Holder to
        -------------------------
any voting rights or other rights as a stockholder of the Company prior to the exercise or exchange hereof.

     7. Registry of Warrant. The Company shall maintain at the above-mentioned
        -------------------
office or agency a registry showing the name and address of the Holder. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

     8. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the
        -------------------------------------------------
Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

     9. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the
        ---------------------------------
taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

     10. Adjustment of Exercise Price and Number of Shares. The number and kind
         -------------------------------------------------
of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows.

           10.1 Reclassification or Merger. In case of any recapitalization,
                --------------------------
reclassification, reorganization or change of securities of the class issuable upon exercise of this Warrant (other than a change in par value or as a result of a subdivision or combination), the Company shall duly execute and deliver to the Holder a new Warrant (in form and substance satisfactory to the Holder), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing entity, as the case may be, shall (i) duly execute and deliver to the Holder a new Warrant as nearly equivalent as possible to this Warrant (in form and substance satisfactory to the Holder) or
(ii) make appropriate written provisions without the issuance of a new Warrant, so that the Holder shall have the right to receive upon exercise or exchange of this Warrant, at a total exercise price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the Shares theretofore issuable upon exercise or exchange of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, merger or sale by a holder of the number of Shares then purchasable under this Warrant. Any new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 10. The provisions of this subparagraph
10.1 shall similarly apply to successive recapitalizations, reclassifications, reorganizations, changes, mergers and transfers.

           10.2 Subdivision or Combination of Shares. If the Company at any time
                ------------------------------------
while this Warrant remains outstanding and unexpired shall subdivide or combine its outstanding Shares, the Exercise Price shall be proportionately decreased in the case of a subdivision and the number of Shares issuable hereunder shall be proportionately increased in the case of a subdivision and the Exercise Price shall be proportionately increased in the case of a combination and the number of Shares issuable hereunder shall be proportionately decreased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective.

          10.3 Stock Dividends and Other Distributions. If the Company at any
               ---------------------------------------
time while this Warrant is outstanding and unexpired shall pay a dividend with respect to the Common Stock payable in additional shares of Common Stock, then the Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution and (B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

          10.4 Adjustment of Number of Shares. Upon each adjustment in the
               ------------------------------
Exercise Price, the number of Shares purchasable hereunder shall be adjusted, to the nearest whole Share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

          10.5 Notice of Adjustments. Whenever the Exercise Price or the number
               ---------------------
and/or type of securities purchasable hereunder shall be adjusted pursuant to this Section 10, at the written request of the Holder, the Company's President, Chief Executive Officer or Chief Financial Officer shall sign a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, the Exercise Price, and the number and/or type of securities purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed by first class mail, postage prepaid to the Holder.

     11. Restrictions on Transferability of Securities.
         ---------------------------------------------

          11.1 Restrictions on Transferability. This Warrant and the Shares
               -------------------------------
issuable upon exercise or exchange of this Warrant (collectively the "Securities") shall not be sold, assigned, transferred or pledged except upon
 ----------
the conditions specified in this Section 11, which conditions are intended to ensure compliance with the provisions of the Securities Act of 1933, as amended (the "Securities Act"). Each holder of Restricted Securities (as defined below)
      --------------
will cause any proposed purchaser, assignee, transferee, or pledgee of Restricted Securities held by such holder to agree to take and hold such Restricted Securities subject to the provisions and upon the conditions specified in this Section 11.

          11.2 Restrictive Legend. Each certificate representing the Securities
               ------------------
and any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 11.4 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE TRANSFER IS IN ACCORDANCE WITH RULE 144 OR SIMILAR RULE OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

         Each holder of Restricted Securities and each subsequent transferee (hereinafter collectively referred to as a "Restricted Holder") consents to the
                                            -----------------
Company making a notation on its records and giving instructions to any transfer agent of the Securities in order to implement the restrictions on transfer established in this Section 11. Securities represented by a certificate bearing the legend set forth in this Section 11.2 are referred to herein as "Restricted
                                                                     ----------
Securities."
----------

               11.3     Notice of Proposed Transfers. Each Restricted Holder of
                        ----------------------------
a certificate representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 11.3. Prior to any proposed sale, assignment, transfer or pledge of Restricted Securities (other than (i) a transfer not involving a change in beneficial ownership, (ii) in transactions involving the distribution without consideration of Securities by a Restricted Holder to any of its partners or members, or retired partners or members, or to the estate of any of its partners or members or retired partners or members, (iii) a transfer to an affiliated fund, partnership or company, subject to compliance with applicable securities laws or (iv) transfers in compliance with Rule 144, so long as the Company is furnished with satisfactory evidence of compliance with such Rule), unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the Restricted Holder thereof shall give written notice to the Company of such Restricted Holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at such Restricted Holder's expense, by either (i) an opinion of counsel (who shall, and whose opinion shall be, addressed to the Company and reasonably satisfactory to the Company) to the effect that the proposed transfer of the Securities may be effected without registration under the Securities Act or (ii) a "no action" letter from the Securities and Exchange Commission (the "Commission") to the effect that the transfer of such securities without
 ----------
registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the Restricted Holder of such Securities shall be entitled to transfer such Securities in accordance with the terms of the notice delivered by such Restricted Holder to the Company. Each certificate evidencing the Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 11.2 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such Restricted Holder and in the opinion of counsel for the Company such legend is not required in order to establish compliance with any provision of the Securities Act.

               11.4     Removal of Restrictions on Transfer of Securities.  Any
                        -------------------------------------------------
legend referred to in Section 11.2 hereof stamped on a certificate evidencing the Securities and the stock transfer instructions and record notations with respect to the Securities shall be removed, and the Company shall issue a certificate without such legend to the Restricted Holder of the Securities if the Securities are registered under the Securities Act, or if such Restricted Holder provides the Company with an opinion of counsel (which may be counsel for the Company) reasonably satisfactory to the Company to the effect that a public sale or transfer of such security may be made without registration under the Securities Act or such Restricted Holder provides the Company with reasonable assurances that such security can be sold pursuant to paragraph (k) of Rule 144 (or any successor provision) under the Securities Act.

        12.     Registration. The Company shall file a registration statement to
                ------------
register all Shares issued or issuable hereunder under the Securities Act as soon as practicable after the Trigger Date and shall use reasonable efforts to cause such registration statement to be declared effective within 90 days after the Trigger Date. The foregoing sentence shall not apply if the Shares, when combined with all other shares of Common Stock held by the Holder and all other persons required to be aggregated with such Holder for purposes of the volume limitation under Rule 144 (assuming the conversion of all shares of preferred stock held by the Holder into shares of Common Stock), are saleable under Rule 144 in a three-month period pursuant to the one percent of the shares of the class outstanding limitation set forth in Rule 144(e)(1)(i). In the event that the registration statement filed pursuant to the provisions of this Section 12 shall have not been effective and available for use in connection with the sale of the Shares for a period of 30 consecutive days ending on the Termination Date, the term of this Warrant shall be extended until such time as such registration statement has been continuously effective and available for use in connection with the sale of the Shares for a period of 30 consecutive days.

        13.     Investment Representations of the Holder.  With respect to the
                ----------------------------------------
acquisition of any of the Shares, the Holder hereby represents and warrants to the Company as follows:

                    13.1    Experience. The Holder has substantial experience in
                            ----------
evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Holder is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

                    13.2    Investment. The Holder is acquiring the Shares for
                            ----------
investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof other than pursuant to a registration statement under the Securities Act, or an exemption from registration under the Securities Act. The Holder understands that the Shares have not been, and except as otherwise provided in Section 12 will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder's representations as expressed herein.

                    13.3    Rule 144. The Holder acknowledges that the Shares
                            --------
must be held indefinitely unless subsequently registered under the Securities Act, or unless an exemption from such registration is available. The Holder is aware of the provisions of Rules 144 and 144A promulgated under the Securities Act that permit limited resale of securities purchased in a private placement subject to satisfaction of certain conditions.

                13.4    Access to Data. The Investor has had an opportunity to
                        --------------
discuss the Company's business, management and financial affairs and projections with the Company's management and has also had an opportunity to ask questions of the Company's officers, which questions were answered to its satisfaction.

        14. Notices. If at any time after the Trigger Date and prior to the
            -------
exercise or exchange of this Warrant in full the Company takes a record of the holders of the Company's common stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company will give to the Holder, at least thirty (30) days prior to the date specified therein, written notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

        15. Miscellaneous.
            -------------

                15.1    Issue Date. The provisions of this Warrant shall be
                        ----------
construed and shall be given effect in all respect as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be governed in all respects by the laws of the State of California without regard to choice of laws or conflict of laws provisions thereof.

                15.2    Waivers and Amendments. With the written consent of the
                        ----------------------
Company and the Holder, the obligations of the Company and the right of the Holder may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company and the Holder may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Warrant.

                15.3    Notices. All notices and other communications required
                        -------
or permitted to be given under this Warrant shall be in writing and shall be deemed effectively given upon personal delivery, delivery by nationally recognized courier or upon deposit with the United States Post Office (by first class mail, postage prepaid) addressed as follows: (i) if to the Company, at 181 Constitution Drive, Menlo Park, California 94025, or at such other address as the Company shall have furnished the Holder in writing, with a copy to Fenwick & West LLP, 275 Battery Street, San Francisco, California 94111, Attention: David Michaels, Fax: (415) 281-1350, and (ii) if to the Holder, to Technology Crossover Ventures, 528 Ramona Street, Palo Alto, California 94301, Attention Carla Newell, Fax: (650) 614-8222, with a copy to Technology Crossover Ventures, 56 Main Street, Suite 210, Millburn, New Jersey 07041, Attention: Robert C. Bensky, Fax: (973) 467-5323 and Latham & Watkins, 135 Commonwealth Drive, Menlo Park, California 94025, Attention: Peter Kerman, Fax: ( 650) 463-2600, or at such other address as the Holder shall have furnished the Company in writing.

                15.4    Survival. The provisions of Section 11 hereof shall
                        --------
survive the exercise or exchange of this Warrant and shall remain in effect until such time as the Holder no longer holds Shares.

                  15.5  Binding Effect on Successors. This Warrant shall be
                        ----------------------------
binding upon any entity succeeding the Company by merger or consolidation. This Warrant shall not be assignable by the Company without the prior written consent of the Holder. All of the covenants and agreements of the Company shall inure to the benefit of successors and assigns of the Holder.

                  15.6  Automatic Termination. This Warrant will automatically
                        ---------------------
terminate and be of no further force and effect upon completion of the issuance and sale by the Company to the Investor of shares of Series A convertible preferred stock pursuant to the provisions of the Share Purchase Agreement.

                            (Signature Page Follows)

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated :  November 28, 2001                    KANA SOFTWARE, INC.


                                              By: ______________________________
                                              Name:
                                              Title:

Acknowledged and agreed:


_____________________


By: __________________________________
Name:  Carla S. Newell
Title: Attorney in Fact


By: __________________________________
Name:  Carla S. Newell
Title: Attorney in Fact

                               NOTICE OF EXERCISE
                               ------------------

         To:    Kana Software, Inc.



         (1) The undersigned hereby elects to purchase ____________ Shares (as defined in the attached Stock Purchase Warrant (the "Warrant")) pursuant to
                                                         -------
the terms of the Warrant, and tenders herewith payment of the purchase price in full, together with any applicable transfer taxes required by the Warrant to be paid by the undersigned.

         (2) Please issue a certificate of certificates representing said Shares in the name of the undersigned or in such other name as is specified below:

                                     (Name)




                                    (Address)




(Date)                              ____________________________________________
                                   (Signature)

                               NOTICE OF EXCHANGE
                               ------------------

         To:    Kana Software, Inc.



         (1) The undersigned hereby elects to exchange the attached Stock Purchase Warrant (the "Warrant") into such number of Shares (as defined in the Warrant) as is determined pursuant to Section 3 of the Warrant, which exchange shall be effected pursuant to the terms of the Warrant.

         (2) Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:

                                     (Name)





                                    (Address)





(Date)                              ____________________________________________
                                   (Signature)

                                 ASSIGNMENT FORM
                                 ---------------

                    (To assign the foregoing Warrant, execute
                   this form and supply required information.
                    Do not use this form to purchase shares.)

         FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

         _______________________________________________________________________
                                     (Please Print)


         whose address is ______________________________________________________
                                     (Please Print)



___________________________________________

         Dated: _____________, 20__

         Holder's Signature: ___________________________________________________

         Holder's Address: _____________________________________________________

________________________________________________________________________________


                                       2.